(1984–PRESENT)

$32.3B total economic benefits	$13.0B personal income including wages and benefits, with $6.6 billion for construction workers	$4.2B tax revenues ($1.4 billion state/local and $2.8 billion federal)
178.1M hours of on-site union construction work created	193.5K total jobs generated across communities	117K housing and healthcare units nationwide, with 67% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey, President,
North America’s Building Trades Unions
Trustee, AFL-CIO Housing Investment Trust

In 2018 dollars. Includes projects financed by Building America CDE, a controlled affiliate. Economic impacts such as jobs, personal income, and tax revenue estimates are derived from an IMPLAN model.

HELPING BUILD AMERICA–THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Asbestos and insulation	1,134	2,281,180
Boilermakers	841	1,692,460
Bricklayers (including tile setters)	5,849	11,769,520
Carpenters	16,019	32,288,360
Cement Masons	3,361	6,696,450
Electrical Workers	13,340	26,834,480
Elevator Constructors	528	1,060,250
Ironworkers	2,591	5,214,870
Laborers	11,290	22,707,410
Operating Engineers	3,128	6,290,300
Other	6,587	13,248,120
Painters	7,037	14,157,590
Plumbers	9,745	19,603,530
Roofers	2,956	5,948,400
Sheet Metal Workers	2,765	5,563,240
Teamsters	1,345	2,706,270
Grand Total	88,517	178,062,430

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data covers the period 1984–December 31, 2019.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.